UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2024

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 22, 2024, California Water Service Company (“Cal Water”), a wholly owned subsidiary of California Water Service Group, completed the sale and issuance of $125 million principal amount of its 5.22% First Mortgage Bonds due October 22, 2054, Series 2 (the “Bonds”) pursuant to a Bond Purchase Agreement, dated October 22, 2024.

Interest on the Bonds will accrue quarterly and be payable in arrears on January 22, April 22, July 22 and October 22 of each year, commencing on January 22, 2025. The Bonds rank equally with all of Cal Water’s other First Mortgage Bonds and are secured by liens on Cal Water’s properties, subject to certain exceptions and permitted liens.

Cal Water used the net proceeds from the sale of the Bonds to refinance existing indebtedness and for general corporate purposes, as set forth in California Public Utilities Code Section 817.

The Bonds were not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report is neither an offer to sell nor a solicitation of an offer to buy any of the Bonds.

The foregoing description of the Bonds is qualified in its entirety by reference to the full terms and conditions of the Sixty-Fourth Supplemental Indenture dated as of October 22, 2024, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Sixty-Fourth Supplemental Indenture dated as of October 22, 2024, between California Water Service Company and U.S. Bank Trust Company, National Association, as trustee, covering 5.22% First Mortgage Bonds due 2054, Series 2.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: October 22, 2024	By:	/s/ James P. Lynch
	Name:	James P. Lynch
	Title:	Senior Vice President, Chief Financial Officer and Treasurer